                                                                   EXHIBIT 10.13

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 12th, 2002 (this "Amendment"), relating to the Credit Agreement referenced below, is by and among Speedway Motorsports, Inc., a Delaware corporation ("SMI"), and Speedway Holdings, Inc., a Nevada corporation (successor by merger to Speedway Holdings, LLC, a Delaware limited liability company) ("SH Inc." and together with SMI, the "Borrowers"), the subsidiaries and related parties identified as Guarantors on the signature pages hereto, the Lenders identified on the signature pages hereto, and Bank of America, N.A., a national banking association formerly known as NationsBank, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                               W I T N E S S E T H

     WHEREAS, a $250 million credit facility has been extended to the Borrowers pursuant to the terms of that Credit Agreement dated as of May 28, 1999 (as amended and modified from time to time, the "Credit Agreement") among the Borrowers, the subsidiaries and related parties identified as guarantors therein, the Lenders identified therein and NationsBank, N.A. (now known as Bank of America, N.A.), as Administrative Agent, First Union National Bank, as Syndication Agent, and Credit Lyonnais Atlanta Agency, as Documentation Agent;

     WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement;

     WHEREAS, the requested modifications require the approval of the Required Lenders;

     WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Amendment. The Credit Agreement is hereby amended as follows:

          (a) The definition of "Applicable Percentage" is amended to read as follows:

               " "Applicable Percentage" means

               for purposes of calculating the applicable interest rate for any day for any Loan, the applicable Standby Letter of Credit Fee for any day for purposes of Section 3.5(b) or the applicable Trade Letter of Credit Fee for any day for purposes of Section 3.5(b) or the applicable Commitment Fee for any day for purposes of Section 3.5(a), the appropriate applicable percentage set forth below corresponding to the Consolidated Total Debt Ratio in effect as of the most recent Calculation Date:

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
---------------------------------------------------------------------------------------------------------------------
                                   Applicable                         Applicable        Applicable
                                 Percentage for      Applicable     Percentage for    Percentage for     Applicable
Pricing    Consolidated Total      Eurodollar      Percentage for   Standby Letter   Trade Letter of   Percentage for
 Level         Debt Ratio            Loans        Base Rate Loans    of Credit Fee      Credit Fee     Commitment Fee
---------------------------------------------------------------------------------------------------------------------
   I       Less than or equal
             to 2.50 to 1.00         0.75%               0%              0.75%             0.125%           0.175%
---------------------------------------------------------------------------------------------------------------------
   II      Less than or equal
           to 3.00 to 1.00 but
          greater than 2.50 to
                  1.00               1.00%               0%              1.00%             0.125%            0.20%
---------------------------------------------------------------------------------------------------------------------
  III      Less than or equal
           to 3.50 to 1.00 but
          greater than 3.00 to
                  1.00               1.25%               0%              1.25%             0.125%           0.225%
---------------------------------------------------------------------------------------------------------------------
   IV     Greater than 3.50 to
                  1.00               1.25%               0%              1.25%             0.125%            0.25%
---------------------------------------------------------------------------------------------------------------------

          Determination of the appropriate Applicable Percentages shall be made as of each Calculation Date. The Consolidated Total Debt Ratio in effect as of a Calculation Date shall establish the Applicable Percentages for the Loans, the Standby Letter of Credit Fee, the Trade Letter of Credit Fee and the Commitment Fee that shall be effective as of the date designated by the Administrative Agent as the Applicable Percentage Change Date. The Administrative Agent shall determine the Applicable Percentages as of each Calculation Date and shall promptly notify the Borrowers and the Lenders of the Applicable Percentages so determined and of the Applicable Percentage Change Date. Such determinations by the Administrative Agent of the Applicable Percentages shall be conclusive absent demonstrable error. The initial Applicable Percentage[s] shall be based on Pricing Level I until the first Applicable Percentage Change Date occurring after September 12, 2002."

          (b) The definition of "Consolidated Capital Charges Coverage Ratio" is amended to read as follows:

               " "Consolidated Capital Charges Coverage Ratio" means, as of any Calculation Date, the ratio of (i) Consolidated EBIT for the four-quarter period ended as of such Calculation Date, to (ii) Consolidated Interest Expense plus dividends paid on preferred and/or common stock and/or stock repurchases paid for the four-quarter period ended as of such Calculation Date."

          (c) Section 1.3 is amended to read as follows:

               "1.3 Accounting Terms.

               Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 hereof (or, prior to the delivery of the first financial statements pursuant to Section 7.1 hereof, consistent with the financial statements as at December 31,
          1998); provided, however, if (a) Speedway Motorsports shall object in writing to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by Speedway Motorsports to the Lenders as to which no such objection shall have been made.

               Notwithstanding anything herein to the contrary, determination of
          (i) the applicable pricing level under the definition of "Applicable Percentage" and (ii) compliance with the financial covenants hereunder shall be made on a Pro Forma Basis."

          (d) Section 7.11(b) is amended to read as follows:

               "(b) Consolidated Total Debt Ratio. The Consolidated Total Debt Ratio at each Calculation Date shall be no greater than (i) 3.25 to
          1.0 on September 30, 2002, December 31, 2002, March 31, 2003; and (ii)
          3.0 to 1.0 on June 30, 2003 and on each Calculation Date thereafter."

          (e) Section 8.6 is amended to read as follows:

               "8.6 Restricted Payments.

                    None of the Credit Parties will directly or indirectly
               declare, order, make or set apart any sum for or pay any Restricted Payment, except (i) to make dividends payable solely in the same class of Capital Stock of such Person, (ii) to make dividends payable to any Credit Party, (iii) Speedway Motorsports may make dividends payable on its preferred and/or common stock and/or make stock repurchases of up to $15,000,000.00 in the aggregate annually provided no Default or Event of Default then exists or would be caused thereby, and (iv) as permitted by
               Section 8.7."

     2. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

          (a) the execution of this Amendment by the Credit Parties and the Required Lenders;

          (b) receipt by the Administrative Agent, for the ratable benefit of the Lenders that execute and deliver this Amendment, an amendment fee of twelve and one-half basis points (0.125%) on the Revolving Commitments of such Lenders; and

          (c) receipt by the Administrative Agent of all other fees and expenses owing in connection with this Amendment.

     3. Representations and Warranties. Each of the Credit Parties hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (i) the representations and warranties set forth in
Section 6 of the Credit Agreement are true and correct in all material respects (except those which expressly relate to an earlier date), and (ii) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

     4. Acknowledgments, Affirmations and Agreements. Each of the Credit Parties
(i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and
(iii) agrees that this Amendment does not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

     5. Credit Agreement. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement remain in full force and effect.

     6. Expenses. The Borrowers jointly and severally agree to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel.

     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     8. Governing Law. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                    SPEEDWAY MOTORSPORTS, INC.,

                              a Delaware corporation


                              By: /s/ William R. Brooks
                                  ----------------------------------------------
                              Name: William R. Brooks
                              Title: Vice President


                              SPEEDWAY HOLDINGS, INC.,
                              a Nevada corporation


                              By: /s/ William R. Brooks
                                  ----------------------------------------------
                              Name: William R. Brooks
                              Title: Vice President

                              [Signatures Continue]

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GUARANTORS:                   600 RACING, INC.,
                              a North Carolina corporation
                              ATLANTA MOTOR SPEEDWAY, INC.,
                              a Georgia corporation
                              BRISTOL MOTOR SPEEDWAY, INC.,
                              a Tennessee corporation
                              CHARLOTTE MOTOR SPEEDWAY, LLC,
                              a Delaware limited liability company
                              INEX CORP.,
                              a North Carolina corporation
                              LAS VEGAS MOTOR SPEEDWAY, LLC,
                              a Delaware limited liability company
                              NEVADA SPEEDWAY, LLC,
                              a Delaware limited liability company
                              SEARS POINT RACEWAY, LLC,
                              a Delaware corporation
                              SMI SYSTEMS, LLC,
                              a Nevada limited liability company
                              SONOMA FUNDING CORPORATION,
                              a California corporation
                              SPEEDWAY CONSULTING & DESIGN, INC.,
                              a North Carolina corporation
                              SPEEDWAY FUNDING, LLC,
                              a Delaware limited liability company
                              SPEEDWAY MEDIA, LLC,
                              a North Carolina limited liability company
                              SPEEDWAY PROPERTIES COMPANY, LLC,
                              a Delaware limited liability company
                              SPR, LLC, a Delaware limited liability company TEXAS MOTOR SPEEDWAY, INC., a Texas corporation


                              By: /s/ William R. Brooks
                                  ----------------------------------------------
                              Name: William R. Brooks
                              Title: Vice President

                              [Signatures Continue]

                              MOTORSPORTS BY MAIL, LLC

                              By:   Speedway Systems LLC,
                                    its sole manager

                                    By: IMS Systems Limited Partnership,
                                        its sole manager

                                    By: Speedway Motorsports, Inc., its
                                        general partner


                                    By: /s/ William R. Brooks
                                        ----------------------------------------
                                    Name: William R. Brooks
                                    Title: Vice President


                              IMS SYSTEMS LIMITED PARTNERSHIP,
                              a North Carolina limited partnership

                              By:   Speedway Motorsports, Inc.,
                                    its general partner


                                    By: /s/ William R. Brooks
                                        ----------------------------------------
                                    Name: William R. Brooks
                                    Title: Vice President


                              SPEEDWAY SYSTEMS LLC,
                              a North Carolina limited liability company

                              By:   IMS Systems Limited Partnership,
                                    its sole manager

                              By:   Speedway Motorsports, Inc.,
                                    its general partner


                                    By: /s/ William R. Brooks
                                        ----------------------------------------
                                    Name: William R. Brooks
                                    Title: Vice President

                              [Signatures Continue]

LENDERS:                      AMSOUTH


                              By: /s/ E.T. Hutton, II
                                  ----------------------------------------------
                              Name: E.T. Hutton, II
                              Title: Vice President


                              BANK OF AMERICA, N.A.,
                              in its capacity as Administrative Agent and as a Lender


                              By: /s/ James E. Nash, Jr.
                                  ----------------------------------------------
                              Name: James E. Nash, Jr.
                              Title: Managing Director


                              BANK ONE, N.A.


                              By: /s/ Robert T. Humpreys
                                  ----------------------------------------------
                              Name: Robert T. Humpreys
                              Title: Vice President


                              CREDIT LYONNAIS NEW YORK BRANCH, in its capacity as Documentation Agent and as a Lender


                              By: /s/ Attila Koc
                                  ----------------------------------------------
                              Name: Attila Koc
                              Title: Senior Vice President


                              FIRST TENNESSEE BANK


                              By: /s/ D. Scott Peak
                                  ----------------------------------------------
                              Name: D. Scott Peak
                              Title: Vice President


                              WACHOVIA BANK NATIONAL ASSOCIATION, in its capacity as Syndication Agent and as a Lender


                              By: /s/ Andrew Payne
                                  ----------------------------------------------
                              Name: Andrew Payne
                              Title: Director


                              FLEET NATIONAL BANK


                              By: /s/ Peter Dorfman
                                  ----------------------------------------------
                              Name: Peter Dorfman
                              Title: Managing Director


                              [Signatures Continue]

                              NATIONAL CITY BANK


                              By: /s/ Peter W. Richer
                                  ----------------------------------------------
                              Name: Peter W. Richer
                              Title: Vice President


                              SCOTIABANC, INC.

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              SOUTHTRUST BANK, N.A.


                              By: /s/ Daniel C. Ayscue
                                  ----------------------------------------------
                              Name: Daniel C. Ayscue
                              Title: Group Vice President


                              SUNTRUST BANK, N.A.


                              By: /s/ Stephen Denby
                                  ----------------------------------------------
                              Name: Stephen Denby
                              Title: Director


                              WELLS FARGO BANK, NATIONAL ASSOCIATION


                              By: /s/ Olga E. Brahaney
                                  ----------------------------------------------
                              Name: Olga E. Brahaney
                              Title: Assistant Vice President

                              [Signatures Continue]

LEAD ARRANGER
AND BOOK MANAGER:             BANC OF AMERICA SECURITIES LLC


                              By: /s/ James E. Nash, Jr.
                                  ----------------------------------------------
                              Name: James E. Nash, Jr.
                              Title: Managing Director